UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2006

International Securities Exchange Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32435	20-5219710
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Broad Street

New York, NY 10004

(Address of principal executive offices, including zip code)

212-943-2400

(Registrant’s telephone number, including area code)

International Securities Exchange, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by International Securities Exchange Holdings, Inc., a Delaware corporation (“ISE Holdings”), in connection with the matters described herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth under Item 8.01 below is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 8.01 below is incorporated herein by reference.

Item 8.01. Other Events.

In 2004, International Securities Exchange, Inc., a Delaware corporation (“ISE, Inc.”), began the process of reorganizing into a holding company structure (the “Reorganization”) to have greater organizational flexibility, facilitate access to the capital markets, promote new business opportunities, facilitate future acquisitions and the formation of strategic alliances, and create a framework for future growth. On September 1, 2006, ISE, Inc. issued a press release announcing the consummation of the Reorganization, which occurred on September 1, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Reorganization was effected pursuant to the Second Amended and Restated Plan and Agreement of Reorganization and Merger by and among ISE, Inc., ISE Holdings and International Securities Exchange, LLC, a Delaware limited liability company wholly-owned by ISE Holdings (“ISE, LLC”), dated June 28, 2006 (the ”Merger Agreement”). ISE Holdings and ISE, LLC were formed in contemplation of the Reorganization. Consummation of the Reorganization was conditioned upon satisfaction of certain conditions including, without limitation, approval of the Reorganization by (a) the Securities and Exchange Commission (the ”SEC”), which was received on April 21, 2006, and (b) ISE, Inc.’s stockholders, which was received on August 16, 2004 and February 3, 2005. In order to complete the Reorganization, ISE, Inc. merged into ISE, LLC, with ISE, LLC as the surviving entity of the merger (the ”Merger”). A copy of the Merger Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

In the Merger:

(i)	each outstanding share of Class A common stock of ISE, Inc. was converted into one share of ISE Holdings common stock, par value $.01 per share (“ISE Holdings Common Stock”); and

(ii)	each outstanding share of Series B-1 common stock of ISE, Inc. was converted into one primary market makers right of ISE, LLC, each outstanding share of Series B-2 common stock of ISE, Inc. was converted into one competitive market makers right of ISE, LLC and each share of Series B-3 common stock of ISE, Inc. was converted into one electronic access member right of ISE, LLC (collectively, the ”Exchange Rights”).

As a result, upon consummation of the Merger, the percentage of the outstanding shares of ISE Holdings Common Stock held after the Merger by each holder of ISE, Inc.’s Class A common stock is identical to the percentage of ISE, Inc.’s Class A common stock that such holder held prior to the Merger. The percentage of Exchange Rights held after the Merger by each holder of ISE, Inc.’s Class B common stock is also identical to the percentage of ISE, Inc.’s Class B common stock that such holder held prior to the Merger, giving effect to the particular series of ISE, Inc.’s Class B common stock and class of Exchange Rights held and to be held by such holder. Effectively, as a result of the Reorganization, ISE Holdings became the sole equity owner of ISE, LLC, and the shares of ISE Holdings Common Stock are in turn publicly held and traded on the New York Stock Exchange (the “NYSE”). Moreover, upon consummation of the Merger, shares of ISE Holdings Common Stock were deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the ”Exchange Act”), pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), ISE Holdings is the successor issuer to ISE, Inc.

(1) Description of ISE, LLC:

(A) General:

ISE, LLC is a wholly-owned subsidiary of ISE Holdings, and as the sole LLC member of ISE, LLC, ISE Holdings has sole voting control over ISE, LLC, except for certain matters relating to Exchange Rights. Specifically, as noted below, the composition of and qualifications for the Board of Directors of ISE, LLC (the “LLC Board”) are the same as they were for ISE, Inc.’s Board prior to the Reorganization, and ISE Holdings has the sole right to vote on the election of a majority of the members of the LLC Board. In general, however, the management and administration of ISE, LLC is to be carried out by the LLC Board and by the executive officers of ISE, LLC appointed by the LLC Board. In addition, to further preserve the autonomy of ISE, LLC, all meetings of the LLC Board pertaining to the self-regulatory function of ISE, LLC (including disciplinary matters) or to the structure of the market in which ISE, LLC regulates are to be closed to all persons other than the LLC Board and officers, staff, counsel or other advisors of ISE, LLC whose participation is necessary or appropriate to the proper discharge of ISE, LLC’s regulatory functions and any representative of the SEC. No members of the Board of Directors of ISE Holdings (the “Holdings Board”) who are not also LLC Board members, and no officers, staff, counsel or advisors of ISE Holdings who are not also officers, staff, counsel or advisors of ISE, LLC, are allowed to participate in such meetings.

(B) Exchange Operations:

ISE, LLC will continue to operate as a registered “national securities exchange” under Section 6 of the Exchange Act, and will maintain its current regulatory authority over its members. All persons using ISE, LLC as an exchange will continue to be subject to its current rules, as modified to reflect the Reorganization. ISE, LLC will continue to carry out its statutory responsibilities to enforce compliance of its members with the provisions of the federal securities laws and its rules. ISE, LLC will continue to be required to approve any changes to its rules and governing documents of ISE, LLC and to file any such changes with the SEC pursuant to Section 19(b) of the Exchange Act and Rule 19b-4 thereunder.

(C) Organization, Management and Governance of ISE, LLC:

Since ISE, LLC was the surviving entity in the Merger, the Limited Liability Company Agreement of ISE, LLC (“LLC Agreement”) and the Constitution of ISE, LLC (“LLC Constitution” and collectively the ”LLC Governing Instruments”) function as the certificate of incorporation and bylaws of such surviving entity. A copy of such LLC Agreement and LLC Constitution are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

As was the case prior to the Reorganization with respect to ISE, Inc.’s Board, the LLC Board will be comprised of 15 members, eight of whom will be non-industry directors elected by ISE Holdings, as the sole LLC member, six of whom will be exchange directors elected by a plurality of the holders of the Exchange Rights and the Chief Executive Officer of ISE, LLC. Also, ISE, LLC has a Finance & Audit Committee, Corporate Governance Committee and Compensation Committee, all of which are governed by charters.

ISE, LLC has officers, including a President and Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Information Officer, Chief Regulatory Officer, Chief Marketing Officer and Chief Strategy Officer, who will manage the business and affairs of ISE, LLC, subject to the oversight of the LLC Board and, in some cases, the approval of ISE Holdings as the sole LLC member. The initial officers of ISE, LLC are the individuals currently serving as the officers of ISE, Inc.

(2) Description of ISE Holdings:

(A) General:

ISE Holdings is governed by a certificate of incorporation (“Holdings Certificate of Incorporation”) and bylaws (“Holdings Bylaws” and collectively the ”Holdings Governing Instruments”). The Holdings Governing Instruments contain substantially the same ownership limitations (including the same corrective mechanisms) and voting limitations and anti-takeover provisions that were contained in ISE, Inc.’s Amended and Restated Certificate of Incorporation and Amended and Restated Constitution prior to the Reorganization. A copy of such Holdings Certificate of Incorporation and Holdings Bylaws are attached hereto as Exhibits 3.3 and 3.4, respectively, and are incorporated herein by reference.

ISE Holdings will not cause ISE, LLC to be operated in a manner inconsistent with ISE, LLC’s regulatory and oversight functions. The Holdings Governing Instruments and the LLC Governing Instruments are intended to ensure that the Reorganization will not unduly interfere with or restrict the ability of ISE, LLC or the SEC to effectively carry out their respective regulatory oversight responsibilities under the Exchange Act and generally to enable ISE, LLC to operate in a manner that complies with the federal securities laws, including furthering the objectives of Section 6(b)(5) of the Exchange Act.

ISE Holdings Common Stock has the traditional features of common stock, including voting, dividend and liquidation rights. Except as described below, the holders of ISE Holdings Common Stock are entitled to vote on all matters submitted to the stockholders for a vote, and, except as discussed below, each holder has one vote per share of ISE Holdings Common Stock owned.

(B) Organization, Management and Governance of ISE Holdings:

ISE Holdings is governed under the direction of the Holdings Board. The number of directors is fixed by resolution of the Holdings Board, and was nine immediately following the Reorganization. Each year, the Corporate Governance Committee of ISE Holdings will nominate candidates for election as directors for the class of directors standing for election at the ISE Holdings annual meeting of stockholders. As required by the NYSE, a majority of the directors of ISE Holdings are deemed “independent” within the meaning of the NYSE’s listing standards. The directors of ISE Holdings, other than the Chief Executive Officer of ISE Holdings, are divided into two classes, and are elected by a plurality of the votes cast by stockholders at each annual meeting of stockholders at which a quorum is present. The directors serve staggered two-year terms, with the term of office of one class expiring each year. The Chief Executive Officer holds office for a term of one year, or such earlier time as such person no longer serves as Chief Executive Officer.

ISE Holdings has a Board Executive Committee, Finance & Audit Committee, Compensation Committee and Corporate Governance Committee. The Finance & Audit, Compensation and Corporate Governance Committees are governed by charters that comply with the NYSE’s listing standards.

ISE Holdings has officers, including a President and Chief Executive Officer, Chief Operating Officer, Treasurer, Secretary and Principal Accounting Officer, who manage the business and affairs of ISE Holdings, subject to the oversight of the Holdings Board. The initial officers of ISE Holdings are the individuals currently serving as officers of ISE, Inc.

(C) Subsidiaries of ISE Holdings:

Prior to the Merger, ETC Acquisition Corp., a Delaware corporation (“ETC”), was a wholly-owned subsidiary of ISE, Inc. and ISE Stock Exchange, LLC, a Delaware limited liability company (“ISE Stock”), and Longitude LLC, a Delaware limited liability company (“Longitude” and together with ETC and ISE Stock, the “ISE Subsidiaries”), were majority-owned subsidiaries of ISE, Inc. Effective upon the Reorganization, each become a wholly-owned or majority-owned subsidiary of ISE, LLC. Following the Reorganization and to further implement and carry out the Reorganization, ISE, LLC transferred all of its equity interests in the ISE Subsidiaries to ISE Holdings. As a result, ETC became a wholly-owned subsidiary of ISE Holdings and ISE Stock and Longitude became majority-owned subsidiaries of ISE Holdings.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Second Amended and Restated Plan and Agreement of Reorganization and Merger by and among International Securities Exchange, Inc., International Securities Exchange Holdings, Inc., and International Securities Exchange, LLC, dated June 28, 2006.

3.1	Limited Liability Company Agreement of International Securities Exchange, LLC.

3.2	Constitution of International Securities Exchange, LLC.

3.3	Certificate of Incorporation of International Securities Exchange Holdings, Inc. as filed with the office of the Secretary of State of the State of Delaware on November 16, 2004.

3.4	Bylaws of International Securities Exchange Holdings, Inc.

99.1	Press Release issued by International Securities Exchange, Inc. and International Securities Exchange Holdings, Inc. on September 1, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SECURITIES EXCHANGE HOLDINGS, INC.

By:	/s/ Michael J. Simon
Name:	Michael J. Simon
Title:	Secretary

Date: September 1, 2006

Exhibit Index

Exhibit Number	Description
2.1	Second Amended and Restated Plan and Agreement of Reorganization and Merger by and among International Securities Exchange, Inc., International Securities Exchange Holdings, Inc., and International Securities Exchange, LLC, dated June 28, 2006.

3.1	Limited Liability Company Agreement of International Securities Exchange, LLC.

3.2	Constitution of International Securities Exchange, LLC.

3.3	Certificate of Incorporation of International Securities Exchange Holdings, Inc. as filed with the office of the Secretary of State of the State of Delaware on November 16, 2004.

3.4	Bylaws of International Securities Exchange Holdings, Inc.

99.1	Press Release issued by International Securities Exchange, Inc. and International Securities Exchange Holdings, Inc. on September 1, 2006.